EXHIBIT 10.2

AMENDMENT TO THE LETTER AGREEMENT

This AMENDMENT TO LETTER AGREEMENT (this “Amendment”), dated as of June 12, 2023, is entered into by and among Healthcare AI Acquisition Corp., a Cayman Islands exempted company (the “Company”), Healthcare AI Acquisition LLC (the “Sponsor”) and each of the undersigned (the “Insiders”).  The Company, the Sponsor and the Insiders shall be referred to herein from time to time collectively as the “Parties” and individually as a “Party.”

RECITALS

WHEREAS, the Company, the Sponsor and the Insiders are party to that certain Letter Agreement, dated as of December 14, 2021 (the “Letter Agreement”);

WHEREAS, the Parties wish to amend the Letter Agreement as set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, each intending to be legally bound, hereby agree as follows:

1. Defined Terms and Rules of Interpretation. Except as otherwise expressly provided herein, capitalized terms used herein without definition shall have the same meanings herein as set forth in the Letter Agreement after giving effect to this Amendment.

2. Amendment to Transfer of Shares provision. A new Section 5(e) is hereby added to the Sponsor Letter Agreement as follows:

3. “Notwithstanding the foregoing, the Transfer of Founder Shares, directly or indirectly, shall not be restricted by this Section 5.”

4. Miscellaneous; Incorporation by Reference. Except to the extent specifically amended or superseded by the terms of this Amendment, all of the provisions of the Letter Agreement shall remain in full force and effect to the extent in effect on the date hereof. This Amendment shall be governed by, and otherwise construed in accordance with, the terms of the Letter Agreement, as though the other provisions of this Amendment were set forth in the Letter Agreement. The Letter Agreement, as modified by this Amendment, constitutes the complete agreement between the Parties and supersedes any prior written or oral agreements, writings, communications or understandings with respect to the subject matter hereof. This Amendment may be executed in counterparts (including by means of facsimile or scanned and emailed signature pages), any one of which need not contain the signatures of more than one Party, but all such counterparts taken together shall constitute one and the same agreement. Sections 17 (Governing Law) and Section 18 (Notices) of the Letter Agreement are hereby incorporated by reference into this Amendment mutatis mutandis.

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Sincerely,

HEALTHCARE AI ACQUISITION, LLC

By:	/s/ Simon Lyall-Cottle
Name: Simon Lyall-Cottle
Title: Chairman

Signature Page to Insider Letter

/s/ Simon Lyall-Cottle
Simon Lyall-Cottle

Signature Page to Insider Letter

/s/ Patrick Hargutt
Patrick Hargutt

Signature Page to Insider Letter

/s/ James Brooks
James Brooks

Signature Page to Insider Letter

/s/ Greg Caswill
Greg Caswill

Signature Page to Insider Letter

/s/ Xavier Flinois
Xavier Flinois

Signature Page to Insider Letter

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/s/ Robert Piconi
Robert Piconi

Signature Page to Insider Letter

/s/ Elizabeth Weymouth
Elizabeth Weymouth

Signature Page to Insider Letter

Acknowledged and Agreed:

HEALTHCARE AI ACQUISITION CORP.

By:	/s/ Simon Lyall-Cottle
Name: Simon Lyall-Cottle
Title: Chief Executive Officer

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